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                                                                   EXHIBIT 10.12

                          IMTEK OFFICE SOLUTIONS, INC.

                             1998 STOCK OPTION PLAN


         1. PURPOSE. The purpose of this Imtek Office Solutions, Inc. Stock Option Plan (the "Plan") is to further the long term stability and financial success of Imtek Office Solutions, Inc. (the "Company") by attracting and retaining key employees and obtaining the services of directors and consultants through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees and consultants upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to such employees under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' and directors' interests with those of the Company's shareholders. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3, if the Company Stock becomes Publicly Traded in the future.

         2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

                  (a) "Act" means the Securities Exchange Act of 1934, as amended.

                  (b) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option by an employee.

                  (c) "Board" means the board of directors of the Company.

                  (d) "Change of Control" means, before the Company Stock is Publicly Traded, an event described in (i), (ii) or (iii):

                           (i) the closing date of any sale or other disposition
                  of substantially all the assets of the Company other than in the ordinary course of business.

                           (ii) any person or persons shall be the owner of more
                  than 50% of the Company Stock, other than the person or persons who own Company Stock as of the Effective Date (the "Existing Shareholders"), any trusts, partnerships or corporations controlled by the Existing Shareholders, the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary, or any entity holding Company Stock for or pursuant to the terms of any such employee benefit plan.


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                           (iii) an initial public offering of the Company
                  Stock, to the extent provided in an option agreement.

                  A Change of Control means, after the Company Stock is Publicly Traded, an event described in (iv), (v), (vi), or (vii):

                           (iv) The acquisition by a Group of Beneficial
                  Ownership of 35% or more of the Stock or the Voting Power of the Company, but excluding for this purpose: (A) any acquisition by the Company (or a subsidiary), or an employee benefit plan of the Company; or (B) any acquisition of Common Stock of the Company by management employees of the Company. "Group" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Act, "Beneficial Ownership" has the meaning in Rule 13d-3 promulgated under the Act, "Stock" means the then outstanding shares of common stock, and "Voting Power" means the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors.

                           (v) Individuals who constitute the Board on the date
                  immediately after the Company Stock becomes Publicly Traded (the "Incumbent Board") cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board unless such individual's initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act).

                           (vi) Approval by the shareholders of the Company of a
                  reorganization, merger or consolidation, in each case, in which the owners of more than 50% of the Stock or Voting Power of the Company do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Stock or Voting Power of the corporation resulting from such reorganization, merger or consolidation.

                           (vii) A complete liquidation or dissolution of the
                  Company or of its sale or other disposition of all or substantially all of the assets of the Company, or the approval by the Shareholders of the Company of any such event.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the committee appointed by the Board as described under Section 12.

                  (g) "Company" means Imtek Office Solutions, Inc., a Delaware corporation.


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                  (h) "Company Stock" means Common Stock, $.000001 par value, of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

                  (i) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

                  (j) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

                  (k) "Fair Market Value" means as of the Date of Grant (or, if there were no trades on the Date of Grant, the last preceding day on which Company Stock is traded if the Company Stock is actively traded)
         (i) if the Company Stock is traded on an exchange the average of the highest and lowest registered sales prices of the Company Stock at which it is traded on the immediately prior trading day on the exchange on which it generally has the greatest trading volume, (ii) if the Company Stock is traded on the over-the-counter market, the average between the lowest bid and highest asked prices as reported by THE WALL STREET JOURNAL on the immediately prior trading day, or (iii) if shares of Common Stock are not traded on any exchange or over-the-counter market, the fair market value shall be determined by the Committee using any reasonable method in good faith.

                  (l) "Incentive Award" means, collectively, the award of an Nonstatutory Stock Option or Incentive Stock Option under the Plan.

                  (m) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

                  (n) "Non-Employee Director" means a member of the Board who is not an employee of the Company, a Parent or a Subsidiary.

                  (o) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

                  (p) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

                  (q) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).


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                  (r) "Participant" means any employee who receives an Incentive
Award under the Plan.

                  (s) "Publicly Traded" means after a registration statement with respect to Company Stock filed by the Company with the Securities and Exchange Commission has become effective.

                  (t) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption. The provisions of the Plan relating to Rule 16b-3 shall be applicable only if the Company Stock becomes Publicly Traded.

                  (u) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

                  (v) "10% Shareholder" means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

         3. GENERAL. Incentive Awards under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options.

         4. STOCK. Subject to Section 11 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 750,000 shares of Company Stock, which shall be authorized, but unissued shares. Shares allocable to Options or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. The Committee is expressly authorized to make an Incentive Award to a Participant conditioned upon the surrender for cancellation of an option granted under an existing Incentive Award. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes. No more than 200,000 shares may be allocated to the Incentive Awards that are granted to any individual Participant during any single calendar year.


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         5.       ELIGIBILITY.

                  (a) All present and future employees of the Company and individuals who are consultants to the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired) shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 12, to select eligible employees to receive Incentive Awards and to determine for each employee the terms and conditions, the nature of the award and the number of shares to be allocated to each employee as part of each Incentive Award. Non-Employee Directors are eligible to receive Incentive Awards in accordance with Section 13.

                  (b) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment of the Participant after the grant or to make further grants to the Participant at any time thereafter.

         6.       STOCK OPTIONS.

                  (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

                  (b) The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

                  (c) The exercise price of shares covered by a Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.

                  (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                           (i) No Incentive Stock Option may be exercised after
                  ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant.


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                     (ii) An Incentive Stock Option by its terms, shall be
                  exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met.

                     (iii) If Incentive Stock Options that first become
                  exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law. If an Option designated as an Incentive Stock Option otherwise fails to qualify as an incentive stock option under the Code, the Option shall be treated as a Nonstatutory Stock Option.

                  (e) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement.

         7.       METHOD OF EXERCISE OF OPTIONS.

                  (a) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. Such notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option so permit, the Participant may (i) deliver, or cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be established by the Committee and shall be at least equal to the minimum interest rate required at the time to avoid imputed interest under the Code.


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                  (b) The Company may place on any certificate representing
Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he or she shall possess no shareholder rights with respect to the shares.

                  (c) Each Participant shall agree as a condition of the exercise of an Option to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option.

                  (d) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Option agreement so provides, the Participant may, subject to the provisions set forth below, elect to (i) deliver shares of already owned Company Stock or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee shall have sole discretion to approve or disapprove any such election.

                  (e) Notwithstanding anything herein to the contrary, if the Company Stock is Publicly Traded, Options shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

         8. NONTRANSFERABILITY OF OPTIONS. Nonstatutory Stock Options shall be transferable by will or by the laws of descent and distribution, and to such greater extent as specifically provided in the Incentive Award. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant.

         9. EFFECTIVE DATE OF THE PLAN. The effective date of the Plan is September 11, 1998. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable Federal or State securities laws have been met, no Option shall be exercisable.

         10. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on September 11, 2008. No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that to the extent required by any Federal or state law or regulation or the rules of any domestic stock exchange on which the Company Stock is traded, no amendment may be made that requires shareholder approval unless the amendment is authorized by the


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shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him or her.

         11.      CHANGE IN CAPITAL STRUCTURE.

                  (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

                  (b) If the Company is a party to an initial public offering, a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

                  (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

         12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee who shall be appointed by the Board. If the Company Stock is Publicly Traded, the Committee shall consist of two or more Non-Employee Directors. Subject to paragraph (d) below, if the Company Stock is Publicly Traded, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific


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authority (subject to Section 13 with respect to Incentive Awards for
Non-Employee Directors):

                  (a) The Committee shall have the power and complete discretion to determine (i) which eligible employees shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Incentive Award shall be granted, (vi) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (vii) when Options may be exercised, (viii) whether a Disability exists, (ix) the manner in which payment will be made upon the exercise of Options, (x) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options is permitted, (xi) whether to approve a Participant's election (A) to deliver shares of already owned Company Stock to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option the number of shares necessary to satisfy Applicable Withholding Taxes, (xii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiii) any additional requirements relating to Incentive Awards that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

                  (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

                  (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

         13. GRANTS TO NON-EMPLOYEE DIRECTORS. All provisions of the Plan shall apply to the grant of Incentive Awards to Non-Employee Directors,


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except as specifically provided in this section. All Incentive Awards to
Non-Employee Directors will be Nonstatutory Stock Options. With respect to Incentive Awards to Non-Employee Directors, the Board will have all of the authority of the Committee under the Plan. The Board may delegate its authority to the Compensation Committee or another committee of the Board that is composed solely of Non-Employee Directors. The provisions for payment of Applicable Withholding Taxes will not apply to Incentive Awards to Non-Employee Directors.

         14. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Treasurer of the Company at the principal address of the Company; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

         15. INTERPRETATION. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his or her delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the State of Delaware.

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